EXHIBIT 99.4

DIGITAL LOCATIONS, INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information

of Digital Locations, Inc. and EllisLab, Inc.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Effective November 30, 2018, Digital Locations, Inc., a Nevada public corporation (“Digital Locations”), entered into an Agreement and Plan of Merger with EllisLab, Inc., an Oregon S-Corporation, Rick Ellis (“Ellis”), and EllisLab Corp., a newly formed Nevada corporation and wholly owned subsidiary of Digital Locations pursuant to which the EllisLab merged with and into EllisLab Corp (the “Merger”). Pursuant to the terms of the Merger, Ellis received 36,000 shares of the Digital Location’s newly designated Series C Convertible Preferred Stock, with a stated value of $100 per share, in exchange for the cancellation of all common shares of EllisLab, Inc. owned by Ellis, which shares represented 100% of the issued and outstanding capital stock of EllisLab, Inc. The separate legal existence of EllisLab, Inc. ceased, and EllisLab Corp. became the surviving company.

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Digital Locations and EllisLab, Inc. as of September 30, 2018 and accounts for the Merger as if it had occurred as of September 30, 2018. The Digital Locations balance sheet information was derived from its unaudited balance sheet as of September 30, 2018 included in its quarterly report on Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on November 13, 2018. The EllisLab, Inc. balance sheet information was derived from its unaudited balance sheet as of September 30, 2018.

The unaudited pro forma condensed combined statements of operations are based on the historical statements of Digital Locations and EllisLab, Inc. and combine their results of operations for the year ended December 31, 2017 and the nine months ended September 30, 2018, giving effect to the transaction as if it occurred on January 1, 2017, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The historical results of operations for Digital Locations were derived from its unaudited statement of operations for the nine months ended September 30, 2018 included in its quarterly report on Form 10-Q that was filed with the SEC on November 13, 2018 and its audited statement of operations for the year ended December 31, 2017 included in its annual report on Form 10-K that was filed with the SEC on March 30, 2018. The historical results of operations of Ellis Lab, Inc. were derived from its unaudited statement of operations for the nine months ended September 30, 2018 and its audited statement of operations for the year ended December 31, 2017 that are included in this Form 8-KA.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the Merger been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the Merger on November 30, 2018, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2018

	Digital Locations	EllisLab, Inc.	Pro Forma Adjustments		Pro Forma Combined
ASSETS

Current assets:
Cash	$25,898	$16,357	$-		$42,255
Prepaid expenses	8,696	8,654	-		17,350
Total current assets	34,594	25,011	-		59,605

Property and equipment, net	1,453	4,661	-		6,114
Intangible assets, net	-	-	217,000	{b}	217,000
Goodwill	-	-	4,771,506	{b}	4,771,506

Total assets	$36,047	$29,672	$4,988,506		$5,054,225

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$116,758	$68,298	$-		$185,056
Accrued expenses and other current liabilities	2,102	-	-		2,102
Accrued interest payable, notes payable	290,622	-	-		290,622
Deferred revenue	-	4,016	-		4,016
Derivative liabilities	6,524,132	-	-		6,524,132
Convertible notes payable	29,500	-	-		29,500
Convertible notes payable, net of discount	1,731,524	-	-		1,731,524
Total current liabilities	8,694,638	72,314	-		8,766,952

Total liabilities	8,694,638	72,314	-		8,766,952

Stockholders’ equity (deficit):
Series B preferred stock, $0.001 par value	16	-	-		16
Series C preferred stock, $0.001 par value	-	-	36	{b}	36
Common stock, $0.001 par value	38,776	-	-		38,776
Common stock, no par value	-	115	(115	){a}	-
Additional paid-in capital	20,537,951	-	4,945,828	{b}	25,483,779
Accumulated deficit	(29,235,334)	(42,757)	42,757	{a}	(29,235,334)
Total stockholders’ equity (deficit)	(8,658,591)	(42,642)	4,988,506		(3,712,727)

Total liabilities and stockholders’ equity (deficit)	$36,047	$29,672	$4,988,506		$5,054,225

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Digital Locations	EllisLab, Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Software sales	$-	$701,981	$-		$701,981
Commissions	-	121,887	-		121,887

Total revenues	-	823,868	-		823,868

Operating costs and expenses:
Selling, general and administrative	799,589	689,639	43,400	{c}	1,532,628
Research and development	65,009	-	-		65,009
Depreciation	675	2,181	-		2,856

Total operating costs and expenses	865,273	691,820	43,400		1,600,493

Income (loss) from operations	(865,273)	132,048	(43,400)		(702,790)

Other income (expenses):
Other income	6,356	-	-		6,356
Gain on settlement of debt	11,643	-	-		11,643
Loss on change in derivative liabilities	(638,432)	-	-		(638,432)
Interest expense, net	(902,748)	(4,515)	-		(907,263)

Total other income (expenses)	(1,523,181)	(4,515)	-		(1,527,696)

Income (loss) before income taxes	(2,388,454)	127,533	(43,400)		(2,304,321)
Provision for income taxes	-	-	-		-

Net income (loss)	$(2,388,454)	$127,533	$(43,400)		$(2,304,321)

Weighted average number of common shares outstanding – basic and diluted	36,822,968	90,000	(90,000	){d}	36,822,968

Income (loss) per common share – basic and diluted	$(0.06)	$1.42			$(0.06)

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Digital Locations	EllisLab, Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Software sales	$-	$483,152	$-		$483,152
Commissions	-	53,014	-		53,014

Total revenues	-	536,166	-		536,166

Operating costs and expenses:
Selling, general and administrative	475,446	524,534	32,550	{c}	1,032,530
Depreciation	1,011	1,755	-		2,766

Total operating costs and expenses	476,457	526,289	32,550		1,035,296

Income (loss) from operations	(476,457)	9,877	(32,500)		(499,130)

Other income (expenses):
Gain on change in derivative liabilities	2,029,272	-	-		2,029,272
Interest expense, net	(749,696)	(2,885)	-		(752,581)

Total other income (expenses)	1,279,576	(2,885)	-		1,276,691

Income before income taxes	803,119	6,992	(32,500)		777,561
Provision for income taxes	-	-	-		-

Net income	$803,119	$6,992	$(32,500)		$777,561

Weighted average number of common shares outstanding – basic and diluted	38,776,436	90,000	(90,000	){d}	38,776,436

Income (loss) per common share – basic and diluted	$0.02	$0.08			$0.02

See notes to the unaudited pro forma condensed combined financial statements

5

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Effective November 30, 2018, Digital Locations, Inc., a Nevada public corporation (“Digital Locations”), entered into an Agreement and Plan of Merger with EllisLab, Inc., an Oregon S-Corporation, Rick Ellis (“Ellis”), and EllisLab Corp., a newly formed Nevada corporation and wholly owned subsidiary of Digital Locations, pursuant to which the EllisLab merged with and into EllisLab Corp (the “Merger”). Pursuant to the terms of the Merger, Ellis received 36,000 shares of the Digital Location’s newly designated Series C Convertible Preferred Stock, with a stated value of $100 per share, in exchange for the cancellation of all common shares of EllisLab, Inc. owned by Ellis, which shares represented 100% of the issued and outstanding capital stock of EllisLab, Inc. The separate legal existence of EllisLab, Inc. ceased, and EllisLab Corp. became the surviving company.

Pro forma adjustments to the attached condensed combined financial statements include the following:

a)	To eliminate the equity accounts of EllisLab, Inc.

b)	To record the issuance of 36,000 shares of Digital Location $0.001 par value Series C Preferred Stock to Ellis, valued at $4,345,866, and 100,000,000 options to purchase Digital Locations common stock to the CEO of EllisLab, Inc., valued at $599,998. The total value of the consideration paid of $4,945,864 has been allocated to the following assets based on the report of an independent valuation firm:

Net liabilities recorded by EllisLab, Inc. at September 30, 2018	$(42,642)
Identifiable intangible assets:
IP/Technology/Patents	80,000
Customer base	121,000
Tradenames and trademarks	15,000
Non-compete agreements	1,000
Total identifiable intangible assets	217,000

Goodwill	4,771,506

Total	$4,945,864

The identifiable intangible assets are amortized using the straight-line method over an estimated life of 5 years. The goodwill is not amortized, but evaluated periodically for impairment.

c)	To record amortization of identifiable intangible assets.

d)	To eliminate EllisLab, Inc. weighted average shares outstanding.

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